Exhibit 99.2

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

	For the three months ended June 30,		For the six months ended June 30,
	2009	2008	2009	2008
	(unaudited; in millions, except per share amounts)

Operating revenue	$1,310.2	$2,932.2	$2,769.9	$5,367.5

Operating expenses
Cost of natural gas	895.0	2,614.3	1,997.1	4,713.1
Operating and administrative	138.1	121.8	275.8	238.5
Power	29.8	31.3	63.2	69.6
Depreciation and amortization	70.1	55.3	134.2	104.5

	1,133.0	2,822.7	2,470.3	5,125.7

Operating income	177.2	109.5	299.6	241.8
Interest expense	57.9	51.4	109.2	79.0
Other income (expense)	0.3	2.5	(0.2)	2.2

Income from continuing operations before income tax expense	119.6	60.6	190.2	165.0
Income tax expense	2.1	1.8	4.1	3.1

Net income	$117.5	$58.8	$186.1	$161.9

Net income allocable to limited partner units	$102.9	$47.4	$157.9	$139.5

Net income per limited partner unit (basic and diluted)	$0.88	$0.49	$1.37	$1.48

Weighted average limited partner units outstanding	116.1	96.3	115.6	94.4

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the six months ended June 30,
	2009	2008
	(unaudited; in millions)
Cash provided by operating activities
Net income	$186.1	$161.9
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	134.2	104.5
Derivative fair value losses	—	30.1
Inventory market price adjustments	3.4	—
Other	14.0	10.9
Changes in operating assets and liabilities, net of acquisitions:
Receivables, trade and other	(22.1)	(14.9)
Due from General Partner and affiliates	21.5	(6.3)
Accrued receivables	122.5	(265.3)
Inventory	(7.6)	(21.3)
Current and long term other assets	(29.6)	(2.8)
Due to General Partner and affiliates	0.1	18.9
Accounts payable and other	(25.5)	2.8
Accrued purchases	(54.1)	258.7
Interest payable	20.7	13.8
Property and other taxes payable	(3.5)	4.8
Settlement of interest rate derivatives	(0.7)	(22.1)

Net cash provided by operating activities	359.4	273.7

Cash used in investing activities
Additions to property, plant and equipment	(543.9)	(672.1)
Changes in construction payables	(33.3)	(40.8)
Changes in restricted cash	0.1	—
Other	(0.2)	(5.4)

Net cash used in investing activities	(577.3)	(718.3)

Cash provided by financing activities
Net proceeds from unit issuances	—	221.8
Distributions to partners	(186.5)	(137.0)
Repayments of long-term debt	(175.0)	—
Net proceeds from issuances of long-term debt	—	790.2
Net borrowings (repayments) under Credit Facility	376.2	(150.0)
Net commercial paper repayments	—	(168.6)
Other	(4.0)	—

Net cash provided by financing activities	10.7	556.4

Net increase (decrease) in cash and cash equivalents	(207.2)	111.8
Cash and cash equivalents at beginning of year	339.9	50.5

Cash and cash equivalents at end of period	$132.7	$162.3

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	June 30, 2009	December 31, 2008
	(unaudited; dollars in millions)
ASSETS
Current assets
Cash and cash equivalents	$132.7	$339.9
Restricted cash	—	0.1
Receivables, trade and other, net of allowance for doubtful accounts of $2.0 in 2009 and $2.6 in 2008	125.1	103.0
Due from General Partner and affiliates	19.0	40.5
Accrued receivables	384.4	507.3
Inventory	57.2	53.0
Other current assets	44.9	80.7

	763.3	1,124.5
Property, plant and equipment, net	7,293.4	6,722.9
Goodwill	256.5	256.5
Intangibles, net	86.8	88.7
Other assets, net	76.0	108.3

	$8,476.0	$8,300.9

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities
Due to General Partner and affiliates	$48.3	$42.2
Accounts payable and other	147.8	225.3
Accrued purchases	327.0	381.2
Interest payable	54.7	34.0
Property and other taxes payable	29.3	32.8
Current maturities of long-term debt	251.4	420.7

	858.5	1,136.2
Long-term debt	3,599.9	3,223.4
Notes payable to affiliate	130.0	130.0
Other long-term liabilities	72.0	84.4

	4,660.4	4,574.0

Commitments and contingencies
Partners’ capital
Class A common units (76,088,834 at June 30, 2009 and December 31, 2008, respectively)	2,056.2	2,104.0
Class B common units (3,912,750 at June 30, 2009 and December 31, 2008)	82.8	85.0
Class C units (20,875,333 and 19,688,968 at June 30, 2009 and December 31, 2008, respectively)	914.6	886.5
i-units (15,684,406 and 14,763,055 at June 30, 2009 and December 31, 2008, respectively)	574.8	553.8
General Partner	250.6	84.7
Accumulated other comprehensive income (loss)	(63.4)	12.9

	3,815.6	3,726.9

	$8,476.0	$8,300.9

NET INCOME PER LIMITED PARTNER AND GENERAL PARTNER UNIT

We allocate our net income among our general partner and limited partners using the two-class method in accordance with applicable authoritative guidance. Under the two-class method, we allocate our net income, including any incentive distribution rights, or IDRs, embedded in the general partner interest, to our general partner, Enbridge Energy Company, Inc. and our limited partners according to the distribution formula for available cash as set forth in our partnership agreement. We also allocate any earnings in excess of distributions to our general partner and limited partners utilizing the distribution formula for available cash specified in our partnership agreement. We allocate any distributions in excess of earnings for the period to our general partner and limited partners based on their sharing of losses of 2% and 98%, respectively, as set forth in our partnership agreement. The formula for distributing available cash as set forth in our partnership agreement is as follows:

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to General Partner	Percentage Distributed to Limited partners
Minimum Quarterly	Up to $0.59	2%	98%
First Target Distribution	>$0.59 to $0.70	15%	85%
Second Target Distribution	>$0.70 to $0.99	25%	75%
Over Second Target Distribution	In excess of $0.99	50%	50%

We determined net income per limited partner unit as follows:

	For the three months ended June 30,				For the six months ended June 30,
	2009		2008		2009		2008
	(unaudited; in millions, except per share amounts)
Net income.	$117.5		$58.8		$186.1		$161.9

Less distributions paid:
Incentive distributions to General Partner	(12.6)		(10.4)		(25.1)		(19.5)
Distributed earnings allocated to General Partner (2%)	(2.3)		(2.0)		(4.6)		(3.9)

Total distributed earnings to General Partner	(14.9)		(12.4)		(29.7)		(23.4)
Total distributed earnings to limited partners (98%)	(115.4)		(95.6)		(229.8)		(186.8)

Total distributed earnings	(130.3)		(108.0)		(259.5)		(210.2)

Distributions in excess of earnings	$(12.8)		$(49.2)		$(73.4)		$(48.3)

Weighted average limited partner units outstanding	116.1		96.3		115.6		94.4

Limited partner interests
Basic and diluted earnings per unit:
Distributed earnings per limited partner unit	$0.99	(1)	$0.99	(1)	$1.99	(1)	$1.98	(1)
Distributions in excess of earnings per limited partner unit	(0.11	)(2)	(0.50	)(2)	(0.62	)(2)	(0.50	)(2)

Net income per limited partner unit (basic and diluted)	$0.88		$0.49		$1.37		$1.48

(1)	Represents the total distributed earnings to limited partners divided by the weighted average number of limited partner interests outstanding for the period.
(2)	Represents the limited partners’ share (98%) of distributions in excess of earnings divided by the weighted average number of limited partner interests outstanding for the period.

SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that is managed separately, since each business segment requires different operating strategies. We have segregated our business activities into three distinct operating segments:

The following tables present certain financial information about our business segments:

	For the three months ended June 30, 2009
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(in millions)
Total revenue	$228.4	$889.4	$503.9	$—	$1,621.7
Less: Intersegment revenue	—	306.5	5.0	—	311.5

Operating revenue	228.4	582.9	498.9	—	1,310.2
Cost of natural gas	—	421.9	473.1	—	895.0
Operating and administrative	59.2	76.0	1.7	1.2	138.1
Power	29.8	—	—	—	29.8
Depreciation and amortization	34.6	35.1	0.4	—	70.1

Operating income	104.8	49.9	23.7	(1.2)	177.2
Interest expense	—	—	—	57.9	57.9
Other income	—	—	—	0.3	0.3

Income before income tax expense	104.8	49.9	23.7	(58.8)	119.6
Income tax expense	—	—	—	2.1	2.1

Net income	$104.8	$49.9	$23.7	$(60.9)	$117.5

Capital expenditures (excluding acquisitions)	$295.8	$30.4	$—	$4.8	$331.0

(1)	Corporate consists of interest expense, interest income, and certain other costs such as franchise and income taxes, which are not allocated to the other business segments.

	For the three months ended June 30, 2008
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(in millions)
Total revenue	$189.2	$2,280.7	$1,474.2	$—	$3,944.1
Less: Intersegment revenue	0.2	944.3	67.4	—	1,011.9

Operating revenue	189.0	1,336.4	1,406.8	—	2,932.2
Cost of natural gas	—	1,192.6	1,421.7	—	2,614.3
Operating and administrative	41.3	77.1	2.3	1.1	121.8
Power	31.3	—	—	—	31.3
Depreciation and amortization	26.7	28.2	0.4	—	55.3

Operating income	89.7	38.5	(17.6)	(1.1)	109.5
Interest expense	—	—	—	51.4	51.4
Other income	—	—	—	2.5	2.5

Income before income tax expense	89.7	38.5	(17.6)	(50.0)	60.6
Income tax expense	—	—	—	1.8	1.8

Net income	$89.7	$38.5	$(17.6)	$(51.8)	$58.8

Capital expenditures (excluding acquisitions)	$204.9	$90.4	$—	$3.3	$298.6

(1)	Corporate consists of interest expense, interest income, and certain other costs such as franchise and income taxes, which are not allocated to the other business segments.

	As of and for the six months ended June 30, 2009
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(in millions)
Total revenue	$448.1	$1,883.8	$1,153.2	$—	$3,485.1
Less: Intersegment revenue	0.3	698.8	16.1	—	715.2

Operating revenue	447.8	1,185.0	1,137.1	—	2,769.9
Cost of natural gas	—	891.9	1,105.2	—	1,997.1
Operating and administrative	113.6	156.6	3.5	2.1	275.8
Power	63.2	—	—	—	63.2
Depreciation and amortization	64.0	69.4	0.8	—	134.2

Operating income	207.0	67.1	27.6	(2.1)	299.6
Interest expense	—	—	—	109.2	109.2
Other expense	—	—	—	0.2	0.2

Income before income tax expense	207.0	67.1	27.6	(111.5)	190.2
Income tax expense	—	—	—	4.1	4.1

Net income	$207.0	$67.1	$27.6	$(115.6)	$186.1

Total assets	$4,512.1	$3,527.8	$207.2	$228.9	$8,476.0

Capital expenditures (excluding acquisitions)	$458.3	$77.4	$—	$8.2	$543.9

(1)	Corporate consists of interest expense, interest income, and certain other costs such as franchise and income taxes, which are not allocated to the other business segments.

	As of and for the six months ended June 30, 2008
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(in millions)
Total revenue	$346.2	$4,154.8	$2,673.0	$—	$7,174.0
Less: Intersegment revenue	0.2	1,654.4	151.9	—	1,806.5

Operating revenue	346.0	2,500.4	2,521.1	—	5,367.5
Cost of natural gas	—	2,180.4	2,532.7	—	4,713.1
Operating and administrative	78.8	152.0	4.6	3.1	238.5
Power	69.6	—	—	—	69.6
Depreciation and amortization	46.3	57.3	0.9	—	104.5

Operating income	151.3	110.7	(17.1)	(3.1)	241.8
Interest expense	—	—	—	79.0	79.0
Other income	—	—	—	2.2	2.2

Income before income tax expense	151.3	110.7	(17.1)	(79.9)	165.0
Income tax expense	—	—	—	3.1	3.1

Net income	$151.3	$110.7	$(17.1)	$(83.0)	$161.9

Total assets	$3,460.5	$3,652.4	$549.5	$224.7	$7,887.1

Capital expenditures (excluding acquisitions)	$501.7	$163.9	$—	$6.5	$672.1

(1)	Corporate consists of interest expense, interest income, and certain other costs such as franchise and income taxes, which are not allocated to the other business segments.